EXHIBIT 32.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002




Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, in connection with the filing of the Annual Report on Form 10-KSB/A for the Year Ended December 31, 2005 (the "Report") by People's Liberation, Inc. ("Registrant"), each of the undersigned hereby certifies that:

     1. The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Registrant.




Date:  April 18, 2006                            /S/ DANIEL S. GUEZ
                                            -------------------------------

                                            Daniel S. Guez
                                            President and
                                            Chief Executive Officer



Date:  April 18, 2006                            /S/ DARRYN BARBER
                                            -------------------------------
                                            Darryn Barber
                                            Chief Financial Officer and
                                            Chief Operating Officer